                                                                      Exhibit 32

                           Section 1350 Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                                     United
                                  States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the
undersigned   officers  of  WHX   Corporation,   a  Delaware   corporation  (the
"Corporation"), does hereby certify that:

The Quarterly Report on Form 10-Q for the three months ended March 31, 2006 (the
"Form 10-Q") of the Corporation  fully complies with the requirements of Section
13(a)  or  15(d)  of the  Securities  Exchange  Act of  1934,  as  amended,  and information  contained  in the  Form  10-Q  fairly  presents,  in  all  material respects, the financial condition and results of operations of the Corporation.

                                                /s/ Glen M. Kassan
                                                --------------------------------
                                                Glen M. Kassan
                                                Chief Executive Officer

May 18, 2007

                                                /s/ Robert K. Hynes
                                                --------------------------------
                                                Robert K. Hynes
                                                Chief Financial Officer

May 18, 2007